UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2012

SXC HEALTH SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 25, 2012, Catalyst Health Solutions, Inc. (“Catalyst”), SXC Health Solutions Corp. (“SXC”) and the individual defendants in the Litigation (as defined below) entered into a memorandum of understanding with respect to a settlement with the remaining parties to the action in the Court of Chancery in the State of Delaware captioned In re Catalyst Health Solutions, Inc. Shareholders Litigation, Consol. C.A. No. 7448-VCN and the parties in the action in the Circuit Court of Montgomery County, Maryland captioned Schafer, et al. v. Catalyst Health Solutions, Inc., et al., C.A. No. 362532-V (the “Litigation”). Prior to execution of the memorandum of understanding, on June 22, 2012, Plaintiff Colleen Witmer withdrew from the consolidated action in Delaware. Pursuant to the memorandum of understanding, the parties to the Litigation expect to execute a stipulation of settlement, which will be subject to approval by the Delaware Court of Chancery following notice to the Catalyst stockholders. There can be no assurance that the settlement will be finalized or that the Delaware Court of Chancery will approve the settlement. The settlement terms will provide that the Litigation will be dismissed with prejudice against all defendants. Catalyst, SXC and the other named defendants deny any liability with respect to the facts and claims alleged in the Litigation. The named defendants further deny that any supplemental disclosure was required under any applicable statute, rule, regulation or law. Without agreeing that any of the claims in the Litigation have merit, Catalyst and SXC have agreed, pursuant to the terms of the memorandum of understanding, to make the following disclosures which supplement the information provided in the joint proxy statement/prospectus of SXC and Catalyst dated June 1, 2012, forming a part thereof filed with the United States Securities and Exchange Commission (the “SEC”) June 1, 2012 (the “Joint Proxy Statement/Prospectus”), concerning the merger of a wholly-owned subsidiary of SXC with and into Catalyst, with Catalyst continuing as the surviving corporation and a wholly-owned subsidiary of SXC (the “Merger”). The settlement will not affect the amount of the merger consideration to be paid to the stockholders of Catalyst in the Merger.

The following information supplements the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Joint Proxy Statement/Prospectus.

1. On page 53 of the Joint Proxy Statement/Prospectus, insert the following at the end of the last full paragraph on such page:

“Catalyst agreed to pay Mr. Civera $10,000 per month and Mr. Jollon $15,000 per month for each month in which they provided services to Catalyst in consideration of their advice and assistance with respect to Catalyst’s consideration of a possible strategic acquisition or other business combination transaction involving Catalyst. Such payments were effective as of January 1, 2012 and will be pro-rated for partial months in which services were provided. Catalyst also agreed to reimburse Messrs. Civera and Jollon for all reasonable out-of-pocket expenses incurred by them in connection with their provision of services. In addition, Catalyst issued to each of Messrs. Civera and Jollon 10,000 shares of Catalyst restricted common stock under the 2006 Stock Incentive Plan. These shares of restricted stock will vest in full immediately prior to the consummation of a strategic transaction (as defined in the agreements with Mr. Civera and Jollon). If a strategic transaction does not occur on or prior to December 31, 2013, all such shares will immediately be forfeited. The merger constitutes a strategic transaction under Messrs. Civera’s and Jollon’s agreements and, immediately prior to the effective date of the merger, all such shares of restricted stock issued to Mr. Civera and Jollon will vest and, upon consummation of the merger, will be converted into the right to receive the merger consideration.”

2. On page 54 of the Joint Proxy Statement/Prospectus, insert the following at the end of the carryover paragraph on such page:

“During the course of their discussion, Mr. Blair informed Mr. Thierer that he would be willing to take on a role at the combined company for a period of time following closing to assist with integration.”

3.	On page 89 of the Joint Proxy Statement/Prospectus, insert the following at the end of the fourth sentence:

“The following table presents the EV/LTM EBITDA calculated by Goldman Sachs with respect to each of the selected transactions:

Date Announced	Acquiror	Target	EV/LTM EBITDA
7/21/11	Express Scripts Inc.	Medco Health Solutions, Inc.	11.9x
2/26/08	SXC Health Solutions Corp.	National Medical Health Card Systems, Inc.	NM
7/02/07	Walgreen Co.	Option Care Enterprises Inc.	16.6x
11/1/06	CVS Caremark Corporation	Caremark RX, Inc.	14.8x
7/21/05	Express Scripts Inc.	Priority Healthcare Corporation	16.1x
2/23/05	Medco Health Solutions, Inc.	Accredo Health Group, Inc.	16.7x
9/03/03	Caremark RX, Inc.	AdvancePCS	14.4x

4. On page 91 of the Joint Proxy Statement/Prospectus, insert the following at the end of the first paragraph on such page under the heading “—Illustrative Discounted Cash Flow Analyses”:

“The unlevered free cash flow estimates used by Goldman Sachs for Catalyst and SXC for the last six months of 2012 and for 2013 through 2016 in its illustrative discounted cash flow analyses are set forth under “Financial Forecasts.” The estimates of terminal year unlevered free cash flows used by Goldman Sachs are described below.”

5. On page 91 of the Joint Proxy Statement/Prospectus, insert the following after the last paragraph on such page under the heading “—Illustrative Discounted Cash Flow Analyses”:

“Stock-based compensation was reflected as a cash expense in the estimates of unlevered free cash flows used for Catalyst (on a standalone-basis) and for the combined company for the last six months of 2012 and for 2013 through 2016 and for purposes of calculating estimates of terminal year unlevered free cash flows for Catalyst (on a standalone basis) and for the combined company, respectively. Stock-based compensation was not reflected as a cash expense in the estimates of unlevered free cash flows used for SXC (on a stand-alone basis) for the last six months of 2012 and for 2013 through 20161. Stock-based compensation was reflected as a cash expense in the estimate of stand alone terminal year unlevered free cash flows used for purposes of calculating terminal values for SXC (on a stand-alone basis).

Using management forecasts, Goldman Sachs calculated estimates of terminal year unlevered free cash flows for Catalyst and SXC on a stand-alone basis and for the combined company by taking estimates of 2016 after-tax EBIT (excluding synergies), adding back estimates of depreciation, and subtracting estimates of capital expenditures. However, no working capital changes, no cash flow for acquisitions, no integration expenses and no acquisition-related amortization expenses were reflected in the estimates of terminal year unlevered free cash flows used by Goldman Sachs. The estimates of terminal year unlevered free cash flows calculated by Goldman Sachs for Catalyst was $300 million and for SXC was $304 million.”

6. On page 112 of the Joint Proxy Statement/Prospectus, replace the last sentence in the second paragraph under the heading “—Interests of Catalyst’s Directors and Executive Officers in the Merger” with the following:

“As of June 1, 2012, the date of the joint proxy statement/prospectus, SXC and Mr. Blair had not negotiated the specifics of any such role or the terms and conditions, if any, relating to Mr. Blair’s involvement with the combined company following the completion of the proposed merger. Terms discussed prior to such date included Mr. Blair being available for consultation upon reasonable request for a period of six months following the closing, nominal compensation for Mr. Blair, the provision of office space and administrative assistance, and reimbursement of certain expenses. These terms had not been agreed to and were subject to change. Following, on June 4, 2012, Catalyst and Mr. Blair entered into an Independent Consultant Services Agreement relating to Mr. Blair’s involvement with the combined company following the completion of the proposed merger. Under the terms of this agreement, Mr. Blair will be available to the combined company for consultation upon reasonable request until December 31, 2013 and will receive nominal compensation of $1.00 per month. Mr. Blair will be provided with office space and administrative assistance, and will be reimbursed for certain of his expenses.”

[1]

Goldman Sachs has informed us that its use for purposes of its analysis of estimates of unlevered free cash flow for SXC that did not reflect stock-based compensation as a cash expense was erroneous. Goldman Sachs has informed Catalyst that the impact of this error was not material to Goldman Sachs’ analysis.

7. In the table presenting summary selected SXC unaudited prospective financial information on page 175 of the Joint Proxy Statement/Prospectus, add the following line items at the end of the table appearing on such page:

($ in millions)	Years Ending December 31,
(unaudited)	2012E	2013E	2014E
Depreciation	$13	$13	$13
Amortization	$37	$30	$26
Stock Based Compensation	$14	$16	$16
Capital Expenditures	$(13)	$(13)	$(13)
Working Capital Changes	$(35)	$2	$0

8. On page 176, delete the eighth sentence in the first paragraph under the heading “—Catalyst Summary Unaudited Prospective Financial Information”.

9. On page 177 of the Joint Proxy Statement/Prospectus, insert the following in the first full paragraph on such page immediately following the third sentence thereof:

“The Catalyst Projections set forth in the first table below reflect assumptions of (i) 16% to 22% revenue growth annually, including organic growth and growth through acquisitions; (ii) gross margins of between 5.4% and 5.7% in each year and (iii) operating income margins of between 2.6% and 3.3% in each year.”

10.	Change the reference to “2015” in the last paragraph on page 177 of the Joint Proxy Statement/Prospectus to “2016.”

11. In the first table presenting summary selected Catalyst unaudited prospective financial information on page 178 of the Joint Proxy Statement/Prospectus, add the following line items at the end of the table appearing on such page:

($ in millions)	Years Ending December 31,
(unaudited)	2012E			2013E	2014E	2015E	2016E
Revenue		$6,522.4	*	$7,941.4 *	$9,550.0 *	$11,333.6 *	$13,198
Adjusted net income		$134.5	*	$161.6 *	$199.3 *	$242.5 *	$289
After-Tax Adjusted EBIT		$103		$141	$178	$220	$267
Depreciation		$17		$20	$24	$26	$27
Amortization		$43		$46	$50	$56	$55
Integration Expense		$18		NA	NA	NA	NA
Capital Expenditures		$(50)		$(50)	$(40)	$(40)	$(40)
Working Capital Changes		$(11)		$(8)	$(9)	$(6)	$2
Cash Flow for Acquisitions	$	NA		$(300)	$(300)	$(350)	$(350)
*Previously provided

12. On page 178 of the Joint Proxy Statement/Prospectus, insert the following after footnote (1) in the first table thereon:

“Catalyst’s Extrapolation of SXC Unaudited Prospective Financial Information

In addition, Catalyst management also calculated and provided to Catalyst’s financial advisor certain prospective financial information for SXC for the years ending December 31, 2015 and 2016. This information was prepared by Catalyst management by extrapolating from the prior years’ projections provided by SXC described above. In doing so, Catalyst made no adjustments to the components of the SXC projections provided by SXC to Catalyst management. These calculations were based on the following assumptions: (i) revenues for 2015 and 2016 were extrapolated using the 2014 revenue growth rate, (ii) gross profits for 2015 and 2016 were extrapolated from previous years by using the previous year’s gross margin plus an increase consistent with the margin growth trend in SXC’s 2012 through 2014 projections, (iii) development costs, depreciation and amortization for 2015 and 2016 were extrapolated as a percentage of revenue based on the 2014 percentage of revenue, and (iv) other selling, general and administrative expenses (“SG&A”) for 2015 and 2016 were extrapolated as a percentage of revenue by using the 2014 percentage of revenue plus a decrease consistent with the SG&A trend in SXC’s 2012 through 2014 projections. SXC and its financial advisors did not participate in, or in any way verify, and made no judgments about, the calculations comprising the extrapolated information prepared by Catalyst.

The following table presents summary selected SXC unaudited prospective financial information for the fiscal years ending 2015 through 2016 as extrapolated by Catalyst management using the SXC unaudited prospective financial information summarized under “—SXC Summary Unaudited Prospective Financial Information.”

($ in millions)	Years Ending December, 31
(unaudited)	2015E	2016E
Revenue	$9,416	$10,170

Adjusted EBITDA	$426	$490
Depreciation	$14	$15
Amortization	$28	$30
Stock-Based Compensation	$16	$16
Capital Expenditures	$(14)	$(15)
Working Capital Changes	$0	$$0

13. On page 179 of the Joint Proxy Statement/Prospectus, insert the following immediately after the first full paragraph thereon:

“Stand-Alone SXC and Catalyst Projections Combined

In addition, Catalyst management combined the stand-alone projections for SXC for the years ending December 31, 2012 through 2014 and the extrapolations thereof prepared by Catalyst management for the years ending December 31, 2015 and 2016, with the stand-alone projections for Catalyst for the years ending December 31, 2012 through 2016 and took into account the synergies estimates developed by Catalyst management for the combined company for the years ending December 31, 2012 through 2016 (the “Combined Projections”). Catalyst’s management did not make any pro forma adjustments in combining the stand-alone projections of SXC or Catalyst other than taking into account the synergies that Catalyst management estimated the combined company would achieve. The Combined Projections are not the result of any planning processes, analysis or management input of either SXC or Catalyst and should not be taken by readers to represent anything other than the combination of the applicable line items from the stand-alone projections of SXC and Catalyst, after taking into account estimated synergies. In addition, no assurances can be made as to what level of synergies, if any, the combined company will achieve. SXC and its financial advisors did not participate in, or in any way verify, and made no judgments about, the Combined Projections (other than providing the SXC projections described above for the years ending December 31, 2012 through 2014 and participating in discussions with Catalyst management regarding potential synergies).

The following table presents summary selected combined company unaudited prospective financial information for the fiscal years ending 2012 through 2016 as calculated by Catalyst’s management.”

($ in millions)	Years Ending December 31,
(unaudited)	2012E	2013E	2014E	2015E	2016E
Revenue	$13,452	$16,014	$18,269	$20,750	$23,368
Gross Profit	$840	$978	$1,124	$1,284	$1,458
Synergies	$25	$100	$125	$125	$125
EBIT	$483	$654	$803	$934	$1,081
EBITDA	$523	$703	$855	$987	$1,129
Adjusted Net Income	$273	$384	$473	$556	$653

Calculations of Unlevered Free Cash Flows used in Connection with Goldman Sachs Illustrative Discounted Cash Flow Analyses

The estimates of unlevered free cash flows for Catalyst and SXC used by Goldman Sachs in its discounted cash flow analyses as described under “The Merger—Opinion of Catalyst’s Financial Advisor” were calculated using the projections and extrapolations described above, which calculations were reviewed and approved by management of Catalyst, by taking after-tax EBIT (using an assumed tax rate of 34% for 2012, 35% for 2013 and 36% for 2014 through 2016 for SXC and 38% for Catalyst) from the applicable projections (and in the case of the unlevered free cash flows calculated for SXC for the years ending December 31, 2015 and 2016, extrapolations thereof) described above and adding back estimates (and extrapolations) of depreciation and amortization, and subtracting estimates of capital expenditures (and integration expenses and cash flow for acquisitions, in the case of Catalyst) and adding (or subtracting as applicable) working capital changes. The results of these calculations were unlevered free cash flows for SXC of $83 million, $218 million, $253 million, $290 million and $331 million for the second half of the year ending December 31, 2012 and for the full years ending December 31, 2013, 2014, 2015 and 2016, respectively, and for Catalyst of $60 million, $(151) million, $(97) million, $(95) million and $(37) million for second half of the year ending December 31, 2012 and for the full years ending December 31, 2013, 2014, 2015 and 2016, respectively. SXC and its financial advisors did not participate in, or in any way verify, and made no judgments about, the estimates of unlevered free cash flows used by Goldman Sachs in its discounted cash flow analyses as described under “The Merger—Opinion of Catalyst’s Financial Advisor.”

* * *

In addition, unrelated to the litigation, SXC is supplementing disclosure solely to correct a typographical error in the number of shares of SXC common stock to be available for issuance under the Catalyst equity plan as assumed by SXC in connection with the merger. Accordingly, the following information amends the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus:

On page 192 of the Joint Proxy Statement/Prospectus, in the last sentence of the carry-over paragraph from page 191 of the Joint Proxy Statement/Prospectus, delete the clause “approximately 1.1 million” and replace with “746,007.”

SXC Forward-Looking Statements

Certain statements included in this communication constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. SXC cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause SXC’s actual financial results, performance, or achievements to be materially different from SXC’s estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, SXC’s dependence on and ability to retain key customers; SXC’s ability to achieve increased market acceptance for SXC’s product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in SXC’s software products; SXC’s ability to identify and complete acquisitions, manage SXC’s growth and integrate acquisitions; SXC’s ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for SXC’s healthcare software solutions; interruption of SXC’s operations due to outside sources; maintaining SXC’s intellectual property rights and litigation involving intellectual property rights; SXC’s ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of SXC’s security by third parties; SXC’s dependence on the expertise of SXC’s key personnel; SXC’s access to sufficient capital to fund SXC’s future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of SXC’s forward-looking statements. Other factors that should be considered are discussed from time to time in SXC’s filings with the SEC, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SXC’s 2011 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward- looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on SXC’s behalf are expressly qualified in their entirety by this cautionary statement. SXC disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Certain of the assumptions made in preparing forward-looking information and management’s expectations include: maintenance of SXC’s existing customers and contracts, SXC’s ability to market SXC’s products successfully to anticipated customers, the impact of increasing competition, the growth of prescription drug utilization rates at predicted levels, the retention of SXC’s key personnel, SXC’s customers continuing to process transactions at historical levels, that SXC’s systems will not be interrupted for any significant period of time, that SXC’s products will perform free of major errors, SXC’s ability to obtain financing on acceptable terms and that there will be no significant changes in the regulation of SXC’s business.

Catalyst Forward-Looking Statements

Certain statements included herein may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation, (xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Catalyst Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed Catalyst transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

See also “Financial Forecasts” in the Joint Proxy Statement/Prospectus for cautionary statements regarding the projections described therein. Such cautionary statements apply to the projections set forth herein.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed Catalyst transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, SXC filed with the SEC a Registration Statement on Form S-4 that included a joint proxy statement of Catalyst and SXC, which was declared effective on June 1, 2012. Beginning on June 4, 2012, Catalyst and SXC mailed the definitive proxy statement/prospectus regarding the proposed merger to their respective shareholders. Each of the companies may be filing with the SEC other documents regarding the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 26, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: June 25, 2012	By:	/s/ Jeffrey Park

Name: Jeffrey Park
Title: Executive Vice President and Chief Financial Officer